Genpact Q4 & FY 2013 Earnings Presentation February 6, 2014 Ticker (NYSE: G) Exhibit 99.2

Forward Looking Statements
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of
1995. These statements are based on Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements.
These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPM and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the
“SEC”), including the Company's Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the
SEC. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the company’s reported results. Reconciliations of these non-GAAP measures to
GAAP are available in this presentation and in our earnings release dated February 6, 2014.
Non-GAAP Financial Measures

Q4 2013 - Highlights
Revenue grew year-over-year and sequentially; margins reflect planned increase in client-facing investments
Q4 ‘13 versus Q4 ‘12 performance:
Total Revenue:  +10%
Revenue from Global Clients: +13%
GE Revenue: Flat
Adjusted Income from Operations
(1)
: +2%
Adjusted Income from Operations margins: 15.3%
Notes:
1)
Adjusted Income from Operations is a Non-GAAP Measure. Q4 13 GAAP Income from Operations increased 1.2% and GAAP Operating Margin was 12.8%.
Sequential revenue growth of 4.4%

FY 2013 – Highlights
Revenues, adjusted income from operations, and earnings per share all increased year-over-year, margins steady
FY ‘13 versus FY ‘12 performance:
Total Revenue:  +12%
Revenue from Global Clients: +16%
GE Revenue: -1%
Adjusted Income from Operations
(1)
: +13%
Adjusted Income from Operations margins: 16.5%
Notes:
1)
Headwinds from mortgage business, softness in GE, adverse FX, and delayed large deal revenue conversions
Strong cash flow from operations, up 17% excluding one-time 2012 client payment
Adjusted Income from Operations is a Non-GAAP Measure. FY 13 GAAP Income from Operations increased 17.1% and GAAP Operating Margin was 14.5%.

Four Key Pillars of Our Growth Strategy
Investments
Concentrating our investments on specific market
leadership opportunities in selected industries, service
lines and geographies to drive faster growth
Solutions
Further differentiating our solutions by building capabilities and combining core operations, IT and analytics
Client
Relationships
Strengthening client relationships by adding a new set of
senior-client facing leaders and expanding onshore
capabilities to enhance proximity to clients
Domain Expertise
Expanding our team of subject-matter experts and lead
solutions architects who can bring extensive knowledge
and domain expertise to clients

390.0
420.8
117.7
137.7
382.2
433.1
125.5
125.4
Q4 Revenue Growth of 10.0% driven by Global Clients
Global
Clients
(1)
GE
(1)
BPM
ITO
10.0%
YoY
Growth%
13.3%
(0.1%)
10.0%
17.0%
7.9%
YoY
Growth%
507.7
558.5
Q4 ‘12 Q4 ‘13
Q4 ‘12
Q4 ‘13
($ in millions)
Notes:
1)  Data adjusted for divestitures from GE
($ in millions)
507.7
558.5
Q4 2013 Global Clients
Business Process Management revenues increased 12% while ITO revenues increased 18%

Continue to Expand Client Relationships
Notes:
1)  Relationship size = Clients representing annual revenues based on rolling four quarters
43
11 11
52
13 13
0
10
20
30
40
50
60
$5 to $15 MM $15 to $25 MM >$25 MM
Relationship Size
(1)
Q4 12 Q4 13

Q4 Adjusted Income From Operations Growth of 2.0%
Q4‘12 Q4‘13 YoY Growth
Revenue 507.7 558.5 10.0%
Cost Of Revenue 309.8 345.8 11.6%
Gross Profit 197.9 212.6 7.4%
Gross Profit % of Revenue 39.0% 38.1% (90)Bps
Selling, general and administrative expenses 118.8 136.2
14.6%
SG&A % of Revenue 23.4% 24.4%
100Bps
Adjusted Income From Operations
(1)
84.0 85.7 2.0%
Adjusted Income From Operations Margin % 16.5% 15.3% (120)Bps
Notes:
1)  Adjusted Income from Operations is a Non-GAAP Measure. GAAP Income from Operations was $70.8 million in Q4 ‘12 and $71.6 million in Q4 ’13
($ millions)
AOI growth invested back in client-facing teams and capabilities

1,456
1,608
446
524
1,420
1,653
482
479
Full Year Revenue Growth of 12.1% Driven by Global Clients
Global
Clients
(1)
GE
(1)
BPM
ITO
12.1%
YoY
Growth%
16.4%
(0.6%)
12.1%
17.5%
10.4%
YoY
Growth%
1,902
2,132
FY ‘12 FY ‘13
FY ‘12
FY ‘13
($ in millions)
Notes:
1)  Data adjusted for divestitures from GE
($ in millions)
1,902
2,132
FY 2013 Global Clients
Business Process Management revenues increased 15% while ITO revenues increased 20%

Full Year Adjusted Income From Operations Growth of 12.6%
FY‘12 FY‘13 YoY Growth
Revenue 1,902 2,132 12.1%
Cost Of Revenue 1,158 1,320 14.0%
Gross Profit 744 812 9.2%
Gross Profit % of Revenue 39.1% 38.1% (100)Bps
Selling, general and administrative expenses 457 485
6.2%
SG&A % of Revenue 24.0% 22.7%
(130)Bps
Adjusted Income From Operations
(1)
313 353 12.6%
Adjusted Income From Operations Margin % 16.5% 16.5% -
Notes:
1)  Adjusted Income from Operations is a Non-GAAP Measure. GAAP Income from Operations was $264.3 million in FY ‘12 and $309.5 million in FY ’13
($ millions)
FY 2013 Adjusted Income from Operations margin same as 2012
Inflation impact on Gross Profit offset by efficiencies in SG&A

EPS Bridge
78
11
Adjusted
Income from
Operations
FY ‘12
GAAP
EPS
FY ‘12 FY ‘13
Adjusted Net Income ($ millions) 220.5 265.9
Diluted Shares Outstanding (millions)
(2)
230 236
-2
97
Fx
Re-measurement
Gains
(Cents per share)
Net
other
Adjustments
(1)
96
113
16
Net
other
Adjustments
(1)
FY ‘12
Adjusted
EPS
FY ‘13
Adjusted
EPS
FY ‘13
GAAP
EPS
Notes:
- The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
- EPS = Diluted earnings per share
1) Net other Adjustments primarily include amortization of intangibles relating to acquisitions, stock-based compensation expenses and acquisition related expenses
2) Weighted average number of diluted shares outstanding
2
‘12 one time
costs related to
recapitalization
5
Lower
effective
tax
rate/others
-15
Higher
financing
costs
2
Increase       Decrease

266
312
45
Cash From Operations
FY 2013 cash from operations increased 17% excluding one-time 2012 client payment
Q4 ‘12
Q4 ‘13
-23%
101
78
FY ‘12 FY ‘13
312
0%
17%
YoY
Growth%
YoY
Growth%
Quarter
($ in millions)
FY ‘12 FY ‘13
Days Sales Outstanding 80 81
Cash and Liquid Assets ($ millions)
(1)
478 571
Notes:
1) Cash and Liquid Assets = Cash and Cash equivalents and short-term deposits
Full Year
($ in millions)
Operating
Performance
Upfront Client
Payment
(One-time)
311

FY 2014
Revenues ($B)
2.22 - 2.26
Adjusted Income from Operations - Margin
15.0% - 15.5%
Other Metrics
Cash Flow From Operations
Decline 10-13% YoY
Effective Tax Rate
24% - 26%
Capital Expenditure (% of revenue)
2.5% - 3.0%
Full Year 2014 Outlook

Q&A

Annexure 1: Reconciliation of Adjusted Income
from Operations
(USD, In Thousands) Year ended December 31
2012 2013
Income from operations per GAAP $ 264,345 $ 309,527
Add: Amortization of acquired intangible assets resulting from Formation
Accounting
6,845 2,961
Add: Amortization of acquired intangible assets relating to acquisitions 10,739             15,360
Add: Acquisition related expenses 298 -
Add: Consultancy, legal and banker fees relating to change of shareholding
(excluding expenses related to the credit facility), as recorded under other income (expense)
17,227 -
Less: Recovery from selling shareholder of consultancy, legal and banker fees relating to change of shareholding (excluding expenses related to the new credit facility), as recorded under other income (expense)
(17,000) -
Add: Consultancy, legal and banker fees relating to capital restructuring
(excluding expenses related to the new credit facility), as recorded under selling, general and administrative expenses
3,237 -
Add: Stock based compensation 32,152 31,129
Less: Provision (created) reversed for loss on divestitures (459) (3,487)
Add: Other income (expense) 2,074 2,319
Add: Gain (Loss) on Equity-method investment activity, net
17 169
Less: Net income attributable to noncontrolling interest (6,374) (5,334)
Adjusted income from operations $ 313,101 $ 352,644

Annexure 2: Reconciliation of Adjusted Income
from Operations
(USD, In Thousands) Quarter ended December 31
2012 2013
Income from operations per GAAP $ 70,795 $ 71,633
Add: Amortization of acquired intangible assets resulting from Formation
Accounting
1,592 679
Add: Amortization of acquired intangible assets relating to acquisitions 2,791             4,006
Add: Consultancy, legal and banker fees relating to change of shareholding
(excluding expenses related to the credit facility), as recorded under other income (expense)
10,620 -
Less: Recovery from selling shareholder of consultancy, legal and banker fees relating to change of shareholding (excluding expenses related to the new credit facility), as recorded under other income (expense)
(17,000) -
Add: Consultancy, legal and banker fees relating to capital restructuring
(excluding expenses related to the new credit facility), as recorded under selling, general and administrative expenses
39 -
Add: Stock based compensation 9,296 9,198
Less: Provision (created) reversed for loss on divestitures (459) 33
Add: Other income (expense) 7,807 1,157
Add: Gain (Loss) on Equity-method investment activity, net
(7) 30
Less: Net income attributable to noncontrolling interest (1,523) (1,064)
Adjusted income from operations $ 83,951 $ 85,672

Annexure 3: Reconciliation of Adjusted Net Income
(USD, In Thousands, except per share data) Year ended December 31
2012 2013
Net income per GAAP $ 178,216 229,717
Add: Amortization of acquired intangible assets resulting from Formation
Accounting
6,845 2,961
Add: Amortization of acquired intangible assets relating to acquisitions 10,739 15,360
Add: Consultancy, legal and banker fees relating to change of shareholding
(excluding expenses related to the credit facility), as recorded under other income (expense)
17,227 -
Less: Recovery from selling shareholder of consultancy, legal and banker fees relating to change of shareholding (excluding expenses related to the new credit facility), as recorded under other income (expense)
(17,000) -
Add: Consultancy, legal and banker fees relating to capital restructuring
(excluding expenses related to the new credit facility), as recorded under selling, general and administrative expenses
3,237
-
Add: Withholding taxes relating to remittance of funds between subsidiaries to partly fund the payment of  special cash dividend in respect of capital restructuring
2,300 -
Add: Stock based compensation 32,152 31,129
Add: Acquisition related expenses 298 -
Less: Tax impact on amortization of acquired intangibles resulting from
Formation Accounting
(1,564) (551)
Less: Tax impact on amortization of acquired intangibles relating to acquisitions
(3,650) (5,822)
Less: Tax impact on consultancy and legal fees relating to capital restructuring (excluding expenses related to the new credit facility)
(194)
-
Less: Tax Impact on stock based compensation (8,032) (6,913)
Less: Tax Impact on acquisition related expenses (75) -
Adjusted net income $ 220,499 265,881
Adjusted diluted earnings per share $ 0.96 1.13

Annexure 4: Reconciliation of Adjusted Net Income
(USD, In Thousands, except per share data) Quarter ended December 31
2012 2013
Net income per GAAP $ 53,401 $ 48,842
Add: Amortization of acquired intangible assets resulting from Formation
Accounting
1,592 679
Add: Amortization of acquired intangible assets relating to acquisitions 2,791 4,006
Add: Consultancy, legal and banker fees relating to change of shareholding
(excluding expenses related to the credit facility), as recorded under other income (expense)
10,620 -
Less: Recovery from selling shareholder of consultancy, legal and banker fees relating to change of shareholding (excluding expenses related to the new credit facility), as recorded under other income (expense)
(17,000) -
Add: Consultancy, legal and banker fees relating to capital restructuring
(excluding expenses related to the new credit facility), as recorded under selling, general and administrative expenses
39 -
Add: Stock based compensation 9,296 9,198
Less: Tax impact on amortization of acquired intangibles resulting from
Formation Accounting
(374) (138)
Less: Tax impact on amortization of acquired intangibles relating to acquisitions
(971) (1,947)
Less: Tax impact on consultancy and legal fees relating to capital restructuring (excluding expenses related to the new credit facility)
(12)
-
Less: Tax Impact on stock based compensation (1,028) (1,160)
Adjusted net income $ 58,354 $ 59,480
Adjusted diluted earnings per share $ 0.25 $ 0.25

Thank You